

# Investor Day

June 25, 2019

calyxt®

# Today's Agenda



| | |
|---|---|
| **2019 Highlights** | Jim Blome |
| **Technology Update** | Dan Voytas, Ph.D. |
| **Business and Financial Update** | Bill Koschak |

# Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including those factors discussed under the caption entitled "Risk Factors" in our **Annual Report on Form 10-K**, along with our other filings with the U.S. Securities and Exchange Commission. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.



**Jim Blome**

Chief Executive Officer

# 2019 Highlights

Fiscal 2019 Investor Day

June 25, 2019

# Our Mission



Calyxt® is committed to making the food you love a healthier choice.

The care we take extends beyond nutritional value. We partner with like-minded farmers and food companies to deliver plant-based products that are healthier, sustainable and traceable.

# We Believe In...

Improving people's health

Supporting family farms & farmers



Making the planet more sustainable

Leveraging science for superior quality

# Thoughtfully Meeting Consumer Demands

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**Calyxt is uniquely positioned to deliver the products consumers demand through Midwest farmers and our identity-preserved supply chain.**

**Responsible**

**Healthy**

**Sustainable**

**Local**

**Traceable**





# An End to End Business Model


Farm to Fork

# Our 2019 Priorities

calyxt

| Accelerate Pipeline | Execute Business Model | Deliver Financial Commitments |
| --- | --- | --- |
| Deliver Projects<br>Develop Partnerships | Sell Oil and Meal<br>Optimize Supply Chain | Achieve Revenue Goal<br>Exceed Cash Flow Target |

# Launch of New Varieties of HO Soybean Drives Grower Expansion

**2019 Production Area**


ND
MN
SD
IA
NE

**2020 – 2021 Expected Production Area**


ND
MN
SD
IA
NE

# Commercialization Business Model

## Identity-Preserved Supply Chain

### Seed production

Grow and sell seed



Seed tracking

### Grain production

Contract acres and buy crop



Seed tracking
Field selection
Equipment clean out

### Grain processing

Take delivery and process



Equipment clean out
Labeling
Grain sampling and testing

### Sales of product

Sell to customers


THIS SIDE UP
calyno

Traceable

# Collaboration Business Model

calyxt

| Joint development | Screened with partner | Phase 1 | Phase 2 | Phase 3 | Partner commercializes |
|---|---|---|---|---|---|

**Joint development**

Idea

**Screened with partner**

- Technical feasibility
- Market acceptance
- Financial model

**Phase 1 → Phase 2 → Phase 3 → Partner commercializes**

- Milestone payments
- Royalties
- Revenue sharing
- Joint-development investment

# Sustainability Through a Cow's Eyes

**Our new alfalfa product has potential to improve the digestibility by livestock by up to 33%, which means potentially:**

Up to one third less:

- Alfalfa into the cow
- Waste and gas from the cow
- Trucking and fuel costs to transport alfalfa
- Water to grow the alfalfa



# Our High Oleic Soybean Oil – Calyno™

calyxt

## HEALTH



**0 grams trans fat per serving**
Reduced saturated fats

## PERFORMANCE



**Up to 3x fry life vs. commodity soybean oils**
Less oil absorption

## SUSTAINABILITY



**Grown by U.S. farmers**
Locally processed

## TRACEABILITY



**Identity-preserved supply chain**
Farm to fork

**One serving of Calyno™ oil provides 16 grams of oleic acid (which is 16.3 grams of monounsaturated fatty acid).**
Supportive but not conclusive scientific evidence suggests that daily consumption of about 1½ tablespoons (20 grams) of oils containing high levels of oleic acid, may reduce the risk of coronary heart disease. To achieve this possible benefit, oleic acid-containing oils should replace fats and oils higher in saturated fat and not increase the total number of calories you eat in a day.

# High Oleic Soybean Acreage is Increasing


120,000
100,000
80,000
60,000
40,000
20,000
Acres
2,000
Actual
>17,000
Actual
55,000
Contracted
100,000
Goal
2017
2018
2019
2020



# Customer Growth in 2019

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## Regulatory Status

**USDA**: Submitted petition to USDA, USDA does not consider Calyxt High Oleic Soybean as a regulated article under the Plant Protection Act

**FDA**: Voluntary consultation completed and FDA had no further questions concerning human food ingredients or animal food derived from Calyxt High Oleic Soybean

## Over A Dozen Customers



Q4 18
Q1 19
Q2 19
Soybean Oil Customers
Soybean Meal Customers

Currently sold out of meal, next crush planned for July 2019

# Expanding Supply Chain

calyxt

AGTEGRA™ COOPERATIVE


ND
SD

Expand seed distribution and agronomy services

Increased storage and access to rail

Potential path to launch new HO varieties and high fiber wheat

LANDUS COOPERATIVE


IA

Provides access to high efficiency crush plant

Establishes meal customer base and offers future revenue opportunity

Potential path to launch new HO varieties

# Calyxt Is a Platform for Agricultural and Food Innovation

calyxt

- Consumer and ESG Focused
- Proprietary Technology
- Local, Traceable and Healthy
- Diverse Pipeline
- Developed Supply Chain

# Corporate Leadership Team

calyxt



**Jim Blome**
CEO

- Former CEO of **Bayer CropScience LP** (North America)
- Over **25 years of leadership** in the agriculture industry
- Former Executive VP, **Valent USA**
- Former Executive VP, **Agriliance LLC**
- Former President **Agtrol International**



**Dr. Dan Voytas, Ph.D.**
CSO

- Inventor of **TALEN® Technology**
- Elected to **National Academy of Sciences** in 2019
- Professor and Director of **Genome Engineering Department** at the University of Minnesota
- Elected Fellow of the **American Association for the Advancement of Science**
- Ph.D. in **Genetics, Harvard**



**Bill Koschak**
CFO

- Over **27 years of diverse financial roles** across industries
- Vice President of Finance and Interim General Manager, **Medtronic**
- Corporate CFO, **Young America**
- Vice President, Finance, **General Mills**
- Audit Partner, **KPMG**
- MSP Business Journal **2016 CFO of the year**



**Manoj Sahoo**
CCO

- **20+ years of commercial, strategy and M&A experience** with global agriculture, food, energy and materials companies
- Assistant Vice President for Food Ingredients and Bio-industrial Enterprise at **Cargill**
- MBA **Tuck School of Business** at Dartmouth



**Debra Frimerman**
General Counsel

- **Extensive legal experience** in agriculture and food & beverage industries
- Associate General Counsel at **Syngenta NA**
- Corporate lawyer at **Stoel Rives LLP** and **Lindquist & Vennum PLLP**



**Dr. Travis Frey, Ph.D.**
CTO

- Inventor on over **15 Patents and Pending Patents**
- Industry Leadership roles spanning Gene Discovery, Biotechnology, Breeding and Trait Integration
- MBA **University of Chicago-Booth**
- Ph.D. in Plant Science and Biotechnology **Univ. of Delaware**

# Dr. Dan Voytas, Ph.D.
# Named to the National Academy of Sciences

NATIONAL ACADEMY OF SCIENCES

## 2,347 active members

The National Academy of Sciences is a private, nonprofit institution that was established under a congressional charter signed by President Abraham Lincoln in 1863. It recognizes achievement in science by election to membership, and provides science, engineering, and health policy advice to the federal government and other organizations.

## National Advisors

The National Academy of Sciences charter commits the Academy to provide scientific advice to the government "whenever called upon" by any government department.



| | |
|---|---|
| HARVARD COLLEGE | Summa Cum Laude |
| HARVARD MEDICAL SCHOOL | Ph.D. in Genetics |
| TALEN ® technology | Co-inventor of TALEN® technology |
| calyxt | Co-founder of Calyxt® |
| UNIVERSITY OF MINNESOTA | Director of the Center for Precision Plant Genomics<br>Professor in the Department of Genetics, Cell biology and Development |





calyxt

**Dr. Dan Voytas, Ph.D.**

Chief Science Officer

# Technology Update

Fiscal 2019 Investor Day

June 25, 2019

# Our Technology Is a Highly Precise System

calyxt

**TALEN can be used to efficiently enhance the health benefits and performance of plants**


TALEN®
technology


TARGET

TALEN: Transcription Activator-Like Effector Nucleases

**Using patented breeding technology, we do what farmers have accomplished through traditional plant breeding methods. We do it more precisely and over the course of years instead of decades, giving our crops the same outcomes that could occur in nature – only in a fraction of the time.**

# Intellectual Property


TALEN®
technology

**Intellectual property**



**A wide variety of crops are covered and being considered**

Commercialize

Collaborate

**Business model**

# Product Pipeline


Crop
Benefit
Discovery
Phase 1
Phase 2
Phase 3
Soybeans
High oleic soybean
Heart Healthy
New varieties of high oleic soybean
Heart Healthy
High oleic/low linolenic soybean
Heart Healthy
Wheat
High fiber wheat
Fiber
Other crops
Improved quality alfalfa
Sustainability

# Developing a High Value and Sustainable Pipeline

calyxt



IDEATION

100's of ideas

| PHASE 1 | PHASE 2 | PHASE 3 | LAUNCH |
|---|---|---|---|
| (1-2 years) | (1-2 years) | (1-2 years) | |
| Event Generation & Trait Development | Trait Validation in the Field | Advanced Field Tests, Application Tests & Commercial Value Validation | Sales |





calyxt™

**Bill Koschak**

Chief Financial Officer

# Business and Financial Update

Fiscal 2019 Investor Day

June 25, 2019

# HO Oil Acreage Growth Projections

**2018: 89.2 Million U.S. Soybean Acres**


HO Acreage
Non-HO Acreage

**< 1% were HO**

**2028: 85.5 Million Projected U.S. Soybean Acres**


HO Acreage
Non-HO Acreage

**16 Million Projected to be HO**

Source: Qualisoy and USDA long term projections, March 2019

# North American Oil Market



Premium Vegetable Oils
20.0
17.5
15.0
12.5
10.0
7.5
5.0
Billions of Pounds
40%
35%
30%
25%
20%
15%
10%
Premium oils as % of total market
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021



Calyxt Targeted Share of Premium Oil Market
Commodity Oils
Other Premium Oils
Calyxt Target Share
4% to 6%
Premium Oils
34% of Vegetable Oil Market in 2019
($13 billion)[2]

Source: Foreign Agricultural Service, USDA, National Agricultural Statistics Services, Global Agricultural Trade System, Agricultural Marketing Service, National Monthly Feedstuff Prices, Milling and Baking News, Fats & Oils: Oilseed Crushings and Peanut Stocks and Processors.

1. Premium oils account for ~34% of total oil supply and include: coconut, corn, cottonseed, olive, peanut, canola, safflower, sesame.
2. Potential target market size grown at 5% CAGR for 10 years, which assumes 2% inflation and 3% population growth

# High Oleic Soybean Cash Conversion Cycle

calyxt

## Peak Working Capital Need November – May


Year 1
Year 2
Year 3
Q1
Q2
Q3
Q4
Producing the Seed
Costs deferred to inventory
Contracting the Acreage
Planting the Seed
Invoicing for seed occurs, net profit deferred to inventory
Harvesting the Grain
Delivering, Storing and Processing the Grain
Purchase cost recorded as inventory net of seed credit, portion of crop delivered at harvest with balance delivered at our call
Selling the Products
Revenue generally recognized when title transfers and other terms satisfied, products costs determined on weighted average basis net of seed credit
Peak Working Capital Need

# Supply Chain Optimization

### 2019 Soybean Production Area & Processing Locations

- ★ Crush plant
- ★ Refiner
- ★ Storage facilities



ND
MN
SD
IA
NE

**Opportunities:**

1 - Mode of grain transportation from field or storage facility to crush plant

from

to

2 - Move crushing to higher yielding facilities

# Affirmation of 2019 Guidance



| OBJECTIVE | GUIDANCE |
|---|---|
| Revenue | $7M to $8M |
| Cash Burn | $3M to $3.5M / month |
| Peak Working Capital | $2M to $3M and financed internally |



# Thank You